UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

WHITEHAWK THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Headquarters Plaza East Building, 11th Floor Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (551) 321-2234

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WHWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 25, 2025, Whitehawk Therapeutics, Inc. (the “Company”) completed its previously announced sale of 100% of the outstanding shares of capital stock of Aadi Subsidiary, Inc. (the “Divestiture”) pursuant to the Stock Purchase Agreement (the “Purchase Agreement”) entered into with KAKEN INVESTMENTS INC., a Delaware corporation (“Purchaser”), KAKEN PHARMACEUTICAL CO., LTD, and Aadi Subsidiary, Inc. on December 19, 2024. In accordance with the Purchase Agreement, upon the closing of the Divestiture, Purchaser paid to the Company a cash payment of $102.4 million (following applicable purchase price adjustments under the Purchase Agreement).

The foregoing description of the Divestiture and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2024 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than four business days after the closing of the Divestiture.

(d) Exhibits

Exhibit Number	Description

2.1†	Stock Purchase Agreement, dated December 19, 2024, among Aadi Bioscience, Inc., KAKEN INVESTMENTS INC., KAKEN PHARMACEUTICAL CO., LTD., and Aadi Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on December 20, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHAWK THERAPEUTICS, INC.

March 26, 2025	/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer